Exhibit 10.1
AMENDMENT NO. 1 TO
EIGHTH AMENDED AND RESTATED
EMPLOYMENT AGREEMENT
THIS Amendment No. 1 to the EIGHTH AMENDED AND RESTATED EMPLOYMENT AGREEMENT is made and entered into as of the 23rd day of October, 2025 by and between Teledyne Technologies Incorporated, a Delaware corporation with its executive offices at 1049 Camino Dos Rios, Thousand Oaks, California 91360 (the “Company”), and Dr. Robert Mehrabian (the “Executive”).
RECITALS

    WHEREAS, on October 24, 2023, the Company and the Executive entered into the Eighth Amended and Restated Employment Agreement (the “Employment Agreement”);

WHEREAS, as of the date hereof, the term of employment of the Executive under the Employment Agreement continues through December 31, 2026; and
WHEREAS, this Amendment No. 1 to the Employment Agreement is entered into to reflect actions of the Personnel and Compensation Committee and the Board of Directors to amend provisions of the Employment Agreement to extend the term of the Employment Agreement to December 31, 2028;
NOW, THEREFORE, in consideration of the respective covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:
1.     The Employment Agreement is hereby amended such that expiration of the Term, as defined Employment Agreement, shall be extended to December 31, 2028.

2.    All other terms and conditions of the Employment Agreement that are not expressly amended or modified in this Amendment remain unchanged and in full force and effect.

3.    This Amendment may be executed by either of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Eighth Amended and Restated Employment Agreement as of the day and year first above written.
EXECUTIVE

By /s/ Robert Mehrabian
Robert Mehrabian

TELEDYNE TECHNOLOGIES INCORPORATED

By /s/ Melanie S. Cibik
Melanie S. Cibik
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary